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                                  EXHIBIT 10(r)

                          AMENDMENT TO PROMISSORY NOTE
                          ----------------------------

         This Amendment to Promissory Note ("the Amendment") is made at Columbus, Ohio as of February 21st, 2002 ("the Effective Date"), by Pinnacle Data Systems, Inc. ("Borrower"), and agreed to and acknowledged by KEYBANK NATIONAL ASSOCIATION ("Lender").

                                   WITNESSETH:
                                   ----------

         WHEREAS, Borrower executed and delivered to Lender a certain Promissory Note dated as of August 10, 2000, in the principal amount of Seven Million and 00/100 Dollars ($7,000,000.00), as it may from time to time be amended, restated or otherwise modified (the "Note"); and

         WHEREAS, each term herein shall be defined in accordance with the Note; and

         WHEREAS, Borrower and Lender desire to modify the principal amount and the interest rate.

         NOW, THEREFORE, for good and valuable consideration, including the terms and conditions of this Amendment, the receipt and sufficiency of which are hereby acknowledged, Borrower states as follows:

     1. The Note is hereby amended to delete "Principal Amount" in its entirety and replace it with the following: "Principal Amount": $6,000,000.00.

     2. The Note is hereby amended to delete "Initial Rate" in its entirety and replace it with the following: "Initial Rate": 4.750%.

     3. The Note is hereby amended to delete the section "Promise to Pay" in its entirety and replace it with the following:

            "Promise to Pay" Pinnacle Data Systems, Inc. ("Borrower")
            ----------------
     promises to pay to KeyBank National Association ("Lender"), or order, in lawful money of the United States of America, on demand, the principal amount of Six Million & 00/100 Dollars ($6,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

     4. The Note is amended to delete the Section "Variable Interest Rate" in its entirety and to replace it with the following:

            "Variable Interest Rate" The interest rate on this Note is
            ------------------------
     subject to change from time to time based on changes in an index which is the Key Bank Prime (the "Index"). The interest rate will change on the date of each announced change of the Index within KeyBank. The Index is not necessarily the lowest rate charged by

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     Lender on its loans and is set by Lender in its sole discretion. If the Index becomes unavailable during the term of this loan, the Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well
     The interest rate change will not occur more often than each day that the rate changes. The Index currently is 4.750%. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate equal to the Index, resulting in an initial rate of 4.750% per annum
     NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

     5. No possible Event of Default exists under the Note, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof.

     6. Each reference that is made in any related security documents or any other writing shall hereafter be construed as a reference to the Note as amended hereby.

     7. Except as expressly set forth in this Amendment, all other conditions, covenants, obligations, provisions and terms set forth in the Note and any security documents and in effect as of the Effective Date shall remain in full force and effect, including, without limitation, the following for further acknowledgment:

            Borrower authorizes any attorney at law at any time or times after maturity, to appear in any state or federal court of record in the United States of America, to waive the issuance and service of process, to admit the maturity of this Note and the nonpayment thereof when due, to confess judgment against Borrower in favor of the holder of this Note for the amount then appearing due, together with interest and costs of suit, and thereupon to release all errors and to waive all rights of appeal and stay of execution. The foregoing warrant of attorney shall survive any judgment, and if any judgment be vacated for any reason, the holder thereof nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against Borrower. Borrower agrees that Lender=s attorney may confess judgment pursuant to the foregoing warrant of attorney
     Borrower further agrees that the attorney confessing judgment pursuant to the foregoing warrant of attorney may receive a legal fee or other compensation from Lender.

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WARNING --BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT
TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.
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                                              PINNACLE DATA SYSTEMS, INC.

                                              By: Michael R. Sayre
                                              Its:  Executive Vice President

                                              AGREED TO AND ACKNOWLEDGED BY:

                                              KEYBANK NATIONAL ASSOCIATION

                                              By:      Mary L. Patton
                                              Title:   Vice President